UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 11, 2015 (May 11, 2015)

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Hakidma Street, Beit Mellanox

Yokneam, Israel 2069200

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Approval of salary increase, contributions to severance, pension and education funds and 2015 cash bonus to be paid to Eyal Waldman, President and Chief Executive Officer (the “CEO”) of Mellanox Technologies, Ltd. (the “Company”).

Following the approval of the Company’s Compensation Committee (the “Committee”) and its Board of Directors (the “Board”), at the Company’s 2015 Annual General Meeting of Shareholders held on May 11, 2015 (the “Meeting”), the Company’s shareholders approved, by the requisite majority required under the Israeli Companies Law, (i) an increase in the annual base salary of the CEO from $465,000 to $515,000 effective retroactively from January 1, 2015, (ii) contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of the CEO’s base salary from time to time and (iii) the payment of a cash bonus to be paid to the CEO in the amount of $250,000 for services rendered for the fiscal year ended December 31, 2014, pursuant to the Company’s annual discretionary cash bonus compensation program.

Approval of Equity Award to CEO.

Following the approval of the Committee and the Board, at the Meeting, the Company’s shareholders approved, by the requisite majority required under the Israeli Companies Law, the award of 80,000 restricted stock units (collectively, the “RSUs”) to the CEO under the Company’s Global Share Incentive Plan (2006).  Such RSUs vest over four years, with 1/4th of the shares subject to the award of RSUs vesting on May 1, 2016, and thereafter at the rate of 3/48ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2016, with the last 3/48ths of the original number of shares subject to the award of RSUs vesting on May 1, 2019, so long as the CEO continues to provide services to the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, and in addition to the above-mentioned approvals, the Company’s shareholders voted on the following eight proposals and approved them by the requisite majority required under the Israeli Companies Law:

Proposal No. 1:  To elect five directors to the Board to serve until the 2016 Annual General Meeting of Shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal:

Nominee

	For	Against	Abstain	Non-votes
Eyal Waldman	30,854,912	76,385	2,545	3,945,192

Irwin Federman	29,352,112	1,576,659	5,071	3,945,192

Dov Baharav	29,409,019	1,518,761	6,062	3,945,192

Glenda Dorchak	30,843,350	83,955	6,536	3,945,193

Thomas Weatherford	29,406,817	1,520,602	6,423	3,945,192

Each of the above nominees was elected.

Proposal No. 2:  To approve (i) an increase in the annual base salary of the CEO from $465,000 to $515,000, effective retroactively from January 1, 2015, (ii) contributions to Israeli severance, pension and education funds of up to an aggregate of 21% of the CEO’s base salary from time to time and (iii) a cash bonus to be paid to the CEO in the amount of $250,000 for services rendered for the fiscal year ended December 31, 2014, pursuant to the Company’s annual discretionary cash bonus compensation program :

For	Against	Abstain	Non-votes
28,235,084	2,251,464	447,294	3,945,192

Proposal No. 2 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 3:  To approve the award of 80,000 RSUs to the CEO, which RSUs vest over four years, with 1/4th of the shares subject to the award of RSUs vesting on May 1, 2016, and thereafter at the rate of 3/48ths of the original number of shares subject to the award of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2016, with the last 3/48ths of the original number of shares subject to the award of RSUs vesting on May 1, 2019, so long as Mr. Waldman continues to provide services to the Company.

For	Against	Abstain	Non-votes

22,854,926	7,631,608	447,308	3,945,192

Proposal No. 3 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 4:  To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Company’s 2015 annual shareholder proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2015 on Schedule 14A.

For	Against	Abstain	Non-votes

25,810,286	4,969,324	154,233	3,945,191

Proposal No. 4 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 5:  To approve the maintenance of liability insurance for the directors and officers of the Company and its subsidiaries and entitlement of all the directors and officers of the Company and its subsidiaries to benefit from such insurance coverage.

For	Against	Abstain	Non-votes

28,872,784	1,913,080	147,979	3,945,191

Proposal No. 5 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 6:  To approve changes to the annual retainer fees paid to non-employee directors and amendment to non-employee director option grant policy.

For	Against	Abstain	Non-votes

30,584,166	199,786	149,889	3,945,193

Proposal No. 6 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 7:  To approve the increase of the Company’s authorized share capital by an additional NIS 1,100,000, divided into 62,857,143 ordinary shares, par value NIS 0.0175 per share and related amendment to Company’s articles of association.

For	Against	Abstain	Non-votes

29,848,081	4,862,732	168,217	0

Proposal No. 7 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 8:  To approve the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and to authorize the Company’s audit committee to determine the accounting firm’s remuneration in accordance with the volume and nature of their services.

For	Against	Abstain	Non-votes

34,484,115	242,004	152,912	0

Proposal No. 8 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2015	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Jacob Shulman
	Name:	Jacob Shulman
	Title:	Chief Financial Officer